BARON

FUNDS®

Baron FinTech Fund

Supplement dated February 3, 2023

to Summary Prospectus dated April 29, 2022

Effective February 3, 2023, in connection with the primary benchmark of Baron FinTech Fund (the “Fund”), the Summary Prospectus of the Fund is modified as follows:

On page 7 of the Summary Prospectus, the “Average Annual Total Returns for the periods ended December 31, 2021” table and the paragraph that follows the table are deleted in their entirety and replaced with the following:

Average Annual Total Returns for the periods ended December 31, 2021

	1 year	5 years	10 years	Since Inception
BARON FINTECH FUND
Retail Shares (Inception date: 12-31-19)
Return before taxes	15.04%	N/A	N/A	30.00%
Return after taxes on distributions	15.04%	N/A	N/A	30.00%
Return after taxes on distributions and sale of Fund shares	8.91%	N/A	N/A	23.52%
Institutional Shares (Inception date: 12-31-19)
Return before taxes	15.35%	N/A	N/A	30.31%
R6 Shares (Inception date: 12-31-19)
Return before taxes	15.28%	N/A	N/A	30.31%
FactSet Global FinTech Index (reflects no deduction for fees, expenses or taxes)	(3.71)%	N/A	N/A	13.92%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.71%	N/A	N/A	23.44%

The Fund has changed its primary benchmark to the FactSet Global FinTech Index because the Adviser believes it better reflects the investment strategy of the Fund and it is more representative of the Fund’s investable universe. The FactSet Global FinTech Index is an unmanaged and equal-weighted index that measures the equity market performance of companies engaged in Financial Technologies, primarily in the areas of software and consulting, data and analytics, digital payment processing, money transfer, and payment transaction-related hardware. The S&P 500 Index is an unmanaged index of larger-cap companies.

This information supplements the Summary Prospectus dated April 29, 2022. This Supplement and the Summary Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.